UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2023

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Barings Private Credit Corporation
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-01397	86-3780522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200
N/A
(Former name or former address, if changed since last report.)
_________________________________________________________
Securities registered pursuant to Section 12(b) of the Act: None.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This amendment (this “Amendment”) is being filed by Barings Private Credit Corporation (the “Company”) to amend Item 3.02 Unregistered Sales of Equity Securities and Item 8.01 Other Events of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission on April 24, 2023 (the “Original Form 8-K”). This Amendment is being filed to correct (1) the number of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued and sold, as set forth in Item 3.02 of the Original Form 8-K, and (2) the aggregate number of shares of Common Stock issued and sold as of the date of the Original Form 8-K, as set forth in Item 8.01 of the Original Form 8-K. Except as set forth in this paragraph, no other changes shall be deemed to be made to the Original Form 8-K by this Amendment.
Item 3.02.    Unregistered Sales of Equity Securities.
As of April 3, 2023, Barings Private Credit Corporation (the “Company”) sold 4,179,266.440 unregistered shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (with the number of shares issued being determined on April 24, 2023) pursuant to subscription agreements entered into with the participating investors for aggregate consideration of approximately $86.9 million.
The offer and sale of the Shares was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D thereunder and/or Regulation S under the Securities Act (the “Private Offering”).
Item 8.01.    Other Events.
Net Asset Value
The net asset value per share of the Common Stock as of March 31, 2023 is $20.80.
As of March 31, 2023, the Company’s aggregate net asset value was $1,119.0 million, the fair value of its investment portfolio was $2,271.4 million and it had $1,224.0 million debt outstanding (at principal).
Net Investment Income
The Company’s net investment income per share of the Common Stock for the three months ended March 31, 2023 is $0.61.
Status of Offering
The Company is currently conducting the Private Offering on a continuous basis for up to $2.0 billion in shares of Common Stock. As of the date hereof, the Company has issued an aggregate of 57,970,205.73 shares of Common Stock in the Private Offering for total consideration of $1,183.6 million. The Company intends to continue selling shares of Common Stock in the Private Offering on a monthly basis.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings Private Credit Corporation

Date: August 8, 2023	By:	/s/ Elizabeth A. Murray
Elizabeth A. Murray
Chief Financial Officer and Chief Operating Officer